SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 20, 2008

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

1-3525	New York	13-4922640
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                Other Events

On March 13, 2008, American Electric Power Company, Inc. (the “Company”) entered into an Underwriting Agreement with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC as representatives of the underwriters named therein, relating to the offering and sale by the Company of $275,000,000 of 8.75% Junior Subordinated Debentures (the “Debentures”).  An additional $40,000,000 aggregate principal amount of Debentures were sold as a result of the exercise of the over-allotment option.

Item 9.01.                                Financial Statements and Exhibits

(d)           Exhibits

1(a)
Underwriting Agreement, dated March 13, 2008, between the Company Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC., as representatives of the several underwriters named in Exhibit 1 thereto, in connection with the sale of the Debentures.

4(a)	Junior Subordinated Indenture between the Company and The Bank of New York, dated as of March 1, 2008.

4(b)	Officer’s Certificate dated March 20, 2008 establishing the terms of the Debentures (incorporated herein by reference to Exhibit 2 to the Registration Statement on Form 8-A, filed March 19, 2008).

4(c)                  Form of the Debenture (included in Exhibit 4(b) hereto).

4(d)                  Replacement Capital Covenant, dated March 20, 2008.

5(a)                  Opinion of Thomas G. Berkemeyer regarding the legality of the Debentures.

8(a)                  Opinion of Hunton & Williams LLP regarding certain tax matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ Thomas G. Berkemeyer
Name:	Thomas G. Berkemeyer
Title	Assistant Secretary

March 20, 2008

EXHIBIT INDEX

Exhibit Number	Description

1(a)
Underwriting Agreement, dated March 13, 2008, between the Company Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC., as representatives of the several underwriters named in Exhibit 1 thereto, in connection with the sale of the Debentures.

4(a)	Junior Subordinated Indenture between the Company and The Bank of New York, dated as of March 1, 2008.

4(b)	Officer’s Certificate dated March 20, 2008 establishing the terms of the Debentures (incorporated herein by reference to Exhibit 2 to the Registration Statement on Form 8-A, filed March 19, 2008).

4(c)                  Form of the Debenture (included in Exhibit 4(b) hereto).

4(d)                  Replacement Capital Covenant, dated March 20, 2008.

5(a)                  Opinion of Thomas G. Berkemeyer regarding the legality of the Debentures.

8(a)                  Opinion of Hunton & Williams LLP regarding certain tax matters.